UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/18/2004

NOVASTAR FINANCIAL, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13533

MD	74-2830661
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8140 Ward Parkway Suite 300
Kansas City, MO 64114
(Address of Principal Executive Offices, Including Zip Code)

816.237.7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to Item 2.03 of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its press release.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated November 18, 2004 "NovaStar Closes $2.5 billion Asset Backed Securitization."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NOVASTAR FINANCIAL, INC

Date: November 18, 2004.	By:	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated November 18, 2004 "NovaStar Closes $2.5 billion Asset Backed Securitization"